CONSULTING GROUP CAPITAL MARKETS FUNDS

Supplement dated October 4, 1995 to the Prospectus




	On the dates set forth below Smith Barney Mutual Funds Management Inc. assumed responsibility for all administrative functions for the Portfolios indicated
including functions previously
performed by The Boston Company Advisors, Inc. ("Boston Advisors").
As of such date, Boston Advisors
ceased to serve as sub-administrator to the Portfolios.

	Concurrently, PNC Bank, National Association ("PNC") or Morgan Guaranty and
Trust
Company  ("Morgan") (as indicated below) assumed responsibility as the custodian for the Portfolios
referenced below.  As of such date, Boston Safe Deposit and Trust Company, an affiliate of Boston
Advisors, ceased to serve as the Portfolios custodian.  PNC Bank is located at 17th and Chestnut Streets,
Philadelphia, Pennsylvania 19103 and Morgan is located at 60 Wall Street
New York, New York 19103.


	PORTFOLIO	DATE

PNC Bank, National Association

LARGE CAPITALIZATION VALUE INVESTMENTS 	AUGUST 31, 1995
LARGE CAPITALIZATION GROWTH INVESTMENTS	AUGUST 31 1995
SMALL CAPITALIZATION VALUE INVESTMENTS	AUGUST 31, 1995
SMALL CAPITALIZATION GROWTH INVESTMENTS	AUGUST 31, 1995
MUNICIPAL BOND INVESTMENTS	AUGUST 31, 1995
GOVERNMENT MONEY INVESTMENTS	SEPTEMBER 19, 1995
BALANCED INVESTMENTS	SEPTEMBER 19, 1995
INTERMEDIATE FIXED INCOME INVESTMENTS	SEPTEMBER 19, 1995
LONG-TERM BOND INVESTMENTS	SEPTEMBER 19, 1995
MORTGAGE BACKED INVESTMENTS	SEPTEMBER 19, 1995

Morgan Guaranty and Trust Company

INTERNATIONAL EQUITY INVESTMENT	APRIL 21, 1995
INTERNATIONAL FIXED INCOME INVESTMENTS 	SEPTEMBER 19, 1995
EMERGING MARKETS INVESTMENTS	SEPTEMBER 22, 1995








TK 0388, 10/95
Prospectus dated March 14, 1995